Exhibit 99.1

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO lipellapharmaceuticals.com

NASDAQ:LIPO

Disclaimers

The information in this presentation is being provided so you can familiarize yourself with Lipella Pharmaceuticals Inc. ("Lipella," the "Company," "we," "us," or "our") during this informational meeting. We request that you keep any information we provide at this meeting confidential and that you do not disclose any of the information to any other parties without the Company's prior express written permission. Although the Company believes the information contained herein is accurate in all material respects, the Company does not make any representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation.

Forward-Looking Statements

The presentation includes certain "forward-looking statements." All statements, other than statements of historical fact, included in this presentation regarding, among other things, our strategy, future operations, financial position, anticipated dividends, projected costs, prospects, pipeline and opportunities, sources of growth, successful implementation of our proprietary technology, plans and objectives are forward-looking statements. Forward-looking statements can be identified by words such as "may," "will," "could," "continue," "would," "should," "potential," "target," "goal," "anticipates," "intends," "plans," "seeks," "believes," "estimates," "predicts," "expects," "projects" and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short- and long-term business operations and objectives, and financial needs. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. There are risks, uncertainties and other factors, both known and unknown, that could cause actual results to differ materially from those in the forward-looking statements which include, but are not limited to, regional, national or global political, economic, business, competitive, market and regulatory conditions, and other factors. Any forward-looking statement made by us is based upon the reasonable judgment of our management at the time such statement is made and speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.

Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or future. The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation. In addition, the information contained in this presentation is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate. You should not construe the contents of this presentation or other information we provide at this meeting as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need

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A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO Mission Lipella is committed to providing supportive care to cancer survivors. Our mission is to develop and commercialize treatments for serious diseases resulting from cancer treatments including radiation and chemotherapy. 3

NASDAQ:LIPO A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need Business Growth Strategy Focused on rare and orphan drug indications and leveraging the 505(b)(2) pathway. Lipella anticipates this strategy will lower cost and allow for a faster approval process Why rare and orphan drugs? • Lipella can be first to market by pursuing conditions for which there are no current FDA approved treatments. • Requires smaller and less costly drug trials with greater flexibility from the FDA. • Orphandrugmarket exclusivity limits additional market entrants. • 7 years in the US, 10 years in the EU and Japan. 4 Why leverage the 505(b)(2) pathway? • Bypasses Phase 1 trials by utilizing drugs and mechanisms of action where safety and efficacy have already been established. • Canimmediately initiate Phase 2 clinical trials. • Potentially mitigates risk from a CMC, safety and clinical development standpoint. • Greater flexibility from the FDA.

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO About Lipella Pharmaceuticals is a clinical-stage biotechnology company developing new drugs by reformulating active agents in existing generic drugs for serious diseases characterized by significant morbidity and mortality, where no approved drug therapy exists. SYMBOL NASDAQ: LIPO Price as of 09-01-2023 $2.13 52 Week Range $1.69 -$7.72 Average Volume ~351K Market Capitalization $12M Current Shares Outstanding 5.7M Insider Ownership 39% Market Data 5

NASDAQ:LIPO

Overview of Opportunity

Drug Development

- Lead product candidate, LP-10, a 505(b)(2) drug candidate for hemorrhagic cystitis.
- LP-10 granted FDA Orphan Drug Designation; potential candidate for multiple accelerated pathways.
- Successfully completed Phase 2a clinical trial; FDA Type B meeting anticipated in 4Q 2023.
- Peak annual revenue estimates in hemorrhagic cystitis exceed $1 billion.
- Addressable market of approximately 60,000 potential new patients each year.

Drug Delivery

- Proprietary drug delivery technology with potential applications in bladder, urethra, oral cavity, esophageal and colonic.
- Designed for use with other lipophilic drugs; potential for technology partnerships, commercial licensing agreements.

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need

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NASDAQ:LIPO A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need 7 Executive Summary Emerging, clinical -stage, proprietary 505(b)(2) opportunity Drug-Delivery Focused Biotech Impressive Revenue Potential Patented liposomal local drug delivery 505(b)(2) Optimized for epithelial tissues Lower systemic drug exposure Pilot manufacturing Transferrable CMC Approved phase -2a IND Potential for accelerated approval pathways NDAefficient development strategy (4) American Cancer Society Cancer Treatment and Survivorship Fact and Figures 2019 -2021, (5) based on the Company’s 30% estimate (6) 8% estimate, (7) based on the Company’s estimate, (8) $20,000 average revenue per each of an estimated 60,000 patients treated per year. $20,000 annual revenue per patient 7 $1.2 billion annual revenue potential 8 Prostate and other pelvic malignancies Over 3,000,000 survivors in US 4 Pelvic radiation theraphy Over 900,000 survivors in US 5 Radiation- hemorrhagic cystitis Over 60,000 patients per year 6

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO Prostate Cancer Cancer Survivorship and Potential Addressable Market Expected annual revenue per patient is $20,000 Market penetration of 60,000 patients (50%) yields $1.2 billionannual revenue in US Pelvic Radiation Survivors 700,000 1 Severe HC Survivors 42,000 2 (1) American Cancer Society Cancer Treatment and Survivorship Fact and Figures 2019 -2021. (2) Based on the Company’s estimate. 8 Uterine Corpus Cancers Pelvic Radiation Survivors 200,000 1 Severe HC Survivors 12,000 2 Rectal & Other Pelvic Pelvic Radiation Survivors 300,000 1 Severe HC Survivors 18,000 2 Breast Cancer x-DNA Chemotherapy Survivors 360,000 1 Severe HC Survivors 36,000 2 Leukemia & Lymphoma x-DNA Chemotherapy Survivors 180,000 1 Severe HC Survivors 18,000 2 Other Tumors x-DNA Chemotherapy Survivors 60,000 1 Severe HC Survivors 6,000 2

NASDAQ:LIPO A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need Asset Pipeline LP-10: Liposomal tacrolimus for hemorrhagic cystitis Proprietary liposomal formulation being evaluated as a treatment for hemorrhagic cystitis. A growing pipeline with strong patent protection 9 Product Candidate Target Indication Preclinical Phase 1 Phase 2 Phase 3 Marketing Approval Next Anticipated Milestone LP-10 Hemorrhagic Cystitis FDA Type-B mtg anticipated 4Q2023 LP-310 Oral Lichen Planus Phase-2a IND approval anticipated 4Q 2023 LP-310:Liposomal tacrolimus for oral lichen planus Proprietary liposomal oral rinse formulation of LP -10 as a potential treatment for oral lichen planus.

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO Millions of patients are diagnosed each yearwith pelvic malignancies including prostate cancer, and cancers of the uterine corpus, requiring treatment. 20% of these patients receive pelvic radiation therapy during the treatment of their cancer, in addition to surgery and chemotherapy. Hemorrhagic cystitis is a potentially chronic, highly morbid condition with no approved drug therapy, and a four percent mortality rate. Years after receiving treatment, many patients acquire hemorrhagic cystitis, uncontrolled bladder blood loss. An increasing US population is surviving cancer therapies, including pelvic radiation, and chemotherapies that damage DNA. 10 Hemorrhagic Cystitis, Uncontrolled Urinary Blood Loss Hemorrhagic cystitis is a serious, life -threatening bladder damage from pelvic radiation therapy and/or bladder -toxic chemotherapy.

NASDAQ:LIPO A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need LP-10 for Hemorrhagic Cystitis Liposomal tacrolimus treatment for hemorrhagic cystitis Potent vasoconstrictor; reduces capillary blood flow to the bladder lumen Potent anti-inflammatory; inhibits cytokine cascade and reduces injury to the bladder tissue Well known pharmacologic mechanisms increase the probability of efficacy Sterile powder Easy to deliver Low COGS In-house CMC 11

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO • Well Known mechanism of action • Pre-clinical efficacy • 505(b)(2) pathway • Potential $1.2 billion revenue • US FDA IND approval • Accelerated path -way candidate • Patent protection secured for LP-10 through 2034 12 LP-10: an Outstanding Drug Candidate Multiple reasons increase LP -10 probability of success Pre-clinical efficacy FDA Orphan Designation US FDA IND approval Accelerated path- way candidate Well known mechanism of action 505(b)(2) pathway Ongoing clinical evidence Potential $1.2 billion revenue

NASDAQ:LIPO A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need • Multi-center, dose -escalation study • 13 subjects with moderate to severe refractory hemorrhagic cystitis • Subjects treated with up to two courses of LP-10 intravesical bladder instillations. 13 LP-10: Phase 2a Trial A Phase 2a clinical trial (NCT01393223): • All subjects tolerated LP -10 instillations with no serious adverse events (SAE) reported • LP-10 demonstrated short duration of systemic uptake • Decreased cystoscopic bleeding hematuria and improved urinary incontinence • 58% of patients achieved complete or near complete resolution of bleeding per cystoscopy Top line results • Type-B meeting with the FDA anticipated Q4, 2023 • Breakthrough Therapy Designation Request expected Q4, 2023 • Phase-2b IND submission Q1, 2024 Next Steps

NASDAQ:LIPO A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need Mean Comment Age, years 67 Range 25-89 Race • White 9 • Non-White 4 Radiation induced HC 11 Chemotherapy induced HC 2 Cancer • Prostate cancer 9 • Bladder cancer 2 • Lymphoma 2 Duration of HC years 4 Range 1 -14 years Prior HC treatment 13 medication, HBO, catheters, surgical procedures 14 LP-10 Phase 2a Trial Patient Demographics

NASDAQ:LIPO A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need Number Comment Product related significant adverse events 0 Subject discontinuations 0 Number of subjects with adverse events 6/13 12 AEs reported in 6 subjects 2 mg: 4 AEs in 3 subjects 4 mg: 2 AEs in 1 subject 8 mg: 6 AEs in 2 subjects Bladder spasm, urinary urgency, pain and dysuria 4 Artificial urinary sphincter malfunction 1 Weakness and dizziness 1 Low blood pressure 1 Flank pain 1 Urinary retention due to bladder blood clot 1 Headache 1 Arthralgia 1 Urinary tract infection 1 15 Adverse events (AE) LP-10 Safety

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO 16 Bleeding: Cystoscopy & Microscopy

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO 17 Hematuria & Incontinence

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO 18 Dose Response: Bleeding by Cystoscopy

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO 19 Dose Response: Urinary Urge Incontinence

NASDAQ:LIPO

LP- 10 Phase 2b Trial Design

Primary Efficacy Endpoint:

- Number of bleeding sites as measured by cystoscopy at 4 weeks after instillation): achievement of a clinically relevant (at least 1category) decrease in number of bleeding sites.
- This end point is suggested as a direct measurement for hemorrhagic cystitis and potentially serves as a surrogate endpoint for the indication of refractory moderate to severe HC.


40 HC subjects randomized 50:50
Expedited treatment group
Delayed treatment group
Cystoscopy at baseline
Cystoscopy at baseline
LP-10 therapy two courses
Delayed-treatment
Cystoscopy at week 4
Cystoscopy at week 4
LP-10 therapy two courses
Cystoscopy at week 8

Key criteria:

- Prospective, 40-subject, multi-center clinical trial, randomized 1:1: expedited treatment group, delayed treatment group
- Subjects randomized into the delayed treatment group will alternatively receive four weeks standard of care HC treatment instead of LP- 10
- All study subjects will be evaluated for urinary bleeding as measured by cystoscopy at four weeks (after cystoscopic evaluation, subjects in the delayed treatment group will be treated with LP- 10).

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need
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A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO • Painful and comes with the risk of complications including infections, scarring, stress and depression. • Has malignant potential. • Most currently available therapies are palliative rather than curative. Oral Lichen Planus Mouth Rinse 21 LP-310 for Oral Lichen Planus Oral Lichen Planus (OLP)is a chronic inflammatory, T-cell-mediated autoimmune oral mucosal disease • Oral rinse formulation of LP -10 • Increased local concentration in oral cavity while minimalizing systemic toxicity • 505(b)(2) pathway, platform technology expansion • Low COGS and fast development plan LP-310 • Large market size opportunity (6 million US)with no current approved therapy • Phase 2a IND approval anticipated Q4, 2023 LP-310

NASDAQ:LIPO A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need • Lipellamaintains a sterile manufacturing facility in Pittsburgh, PA for the production of clinical supplies and research products. • LP-10 has been produced at high quantities in this facility for Lipella'sclinical trials. • The facility is also used for development of liposomal formulations intended for intravesical delivery. • Lipella is currently collaborating with Cook Myocyte (a subsidiary of Cook Medical) regarding commercial grade manufacturing. 22 Manufacturing Capabilities

NASDAQ:LIPO

Experienced Management Team

Lipella is led by an experienced team with complementary skillset and years of experience working together.



Jonathan Kaufman, PhD

Chief Executive Officer

- 23+ Years Experience
- Co-founded Lipella in 2005
- Co-founder of Knopp Biosciences. CFO of Semprus Biosciences. CSO LaunchCyte LLC.
- PhD Penn. MBA Wharton.



Michael Chancellor, MD

Chief Medical Officer

- 30+ Years Experience
- Lipella co-founder. Joined Lipella in 2008
- Co-founder of Cook-Myosite; Professor of Urology, William Beaumont Medical Center.
- MD University of Michigan.



Michele Gruber

Director of Operations

- 12+ Years Experience
- Joined Lipella in 2009
- CMC development, facilities, R&D management.
- BS Carnegie Mellon



Janet Okonski

Director Clinical Operations

- 20+ Years Experience
- Joined Lipella in 2021
- Clinical trial management, safety monitoring
- BS Indiana University of Pennsylvania

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need

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Lipella Pharmaceuticals

NASDAQ:LIPO

Key Takeaways

Drug Development

- Lead product candidate, LP-10, a 505(b)(2) drug candidate for hemorrhagic cystitis.
- LP-10 granted FDA Orphan Drug Designation; potential candidate for multiple accelerated pathways.
- Successfully completed Phase 2a clinical trial; End of Phase 2 meeting with the FDA anticipated.
- Peak annual revenue estimates in hemorrhagic cystitis exceed $1 billion.
- Approximately 60,000 new US patients each year.
- Patent protection secured for LP-10 through 2034.
- Manufacturing capabilities at in-house facility.

Drug Delivery

- Proprietary drug delivery technology with potential applications in bladder, urethra, oral cavity, esophageal and colonic.
- Designed for use with other lipophilic drugs; potential for technology partnerships, commercial licensing agreements.

A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need

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A Clinical Stage Biotechnology Company Addressing Serious Diseases with Significant Unmet Need NASDAQ:LIPO lipellapharmaceuticals.com LipellaPharmaceuticals Inc. 7800 Susquehanna Street, Suite 505 Pittsburgh, PA 15208 412-894-1853